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                                     [Logo]

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

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                             A NO-LOAD MUTUAL FUND
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                                   PROSPECTUS

                               Investment Adviser
                    Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                           Telephone: (212) 832-3233

                                 Transfer Agent
                      Chase Global Funds Services Company
                                 P.O. Box 2798
                        Boston, Massachusetts 02208-2798
                           Telephone: (800) 437-9912









   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE FUND'S SHARES OR DETERMINED WHETHER THIS
    PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO INDICATES OTHERWISE IS
                              COMMITTING A CRIME.

                                  MAY 1, 1999

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TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----

RISK/RETURN SUMMARY............................................................................    1

      Investment Objective and Principal Investment Strategies.................................    1

      Who Should Invest........................................................................    1

      Principal Risks..........................................................................    1

      Historical Fund Performance..............................................................    2

FEES AND EXPENSES OF THE FUND..................................................................    3

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS........................    4

      Objective................................................................................    4

      Principal Investment Strategies..........................................................    4

      Principal Risks of Investing in the Fund.................................................    6

MANAGEMENT OF THE FUND.........................................................................    8

      The Investment Adviser...................................................................    8

      Portfolio Managers.......................................................................    8

PURCHASES AND REDEMPTIONS......................................................................    9

      Pricing of Shares........................................................................    9

      Purchase Minimums........................................................................    9

      Form of Payment..........................................................................    9

      Purchases of Shares......................................................................    9

      Exchange Privilege.......................................................................   10

      Redemptions of Shares....................................................................   11

ADDITIONAL INFORMATION.........................................................................   12

      Dividends and Distributions..............................................................   12

      Tax Considerations.......................................................................   12

FINANCIAL HIGHLIGHTS...........................................................................   13


                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment goal is maximum capital appreciation over the long-term through investment primarily in real estate oriented companies. Investments are selected for long-term capital appreciation; current income is incidental to the Fund's investment objective.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in the equity securities of a limited number of companies which are engaged in business in the real estate industry or related industries or in companies which own significant real estate assets, and which are believed by the investment adviser to have unrecognized intrinsic value. The Fund may also invest up to 35% of its total assets in equity securities of companies engaged in any business.

--------------------------------------------------------------------------------
WHO SHOULD INVEST

Cohen & Steers Special Equity Fund may be suitable for you if you are willing to hold your shares through periods of market fluctuations and the accompanying changes in share values. The Fund is not intended for investors seeking short-term price appreciation or for 'market timers.'

--------------------------------------------------------------------------------
PRINCIPAL RISKS

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk. Your investment in Fund shares represents an indirect investment in the REIT shares and other real estate securities owned by the Fund. The value of these equity securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Real Estate Market and REIT Risk. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management.

Smaller Companies. The Fund may invest significantly in small and medium-sized companies, which are more volatile than, and will perform differently from, larger company stocks.

Less Diversification. As a 'non-diversified' investment company, the Fund can invest in fewer individual companies than a diversified investment company. Because a concentrated portfolio is more likely to experience large market price fluctuations, the Fund may subject to a greater risk of loss than a diversified company.

Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
HISTORICAL FUND PERFORMANCE

You should review the following information regarding the past performance of the Fund. It shows how the Fund's investment return can change from year to year and how the Fund's returns can vary from the performance of selected broad market indices over various time periods. This information is intended to give you some indication of the risk associated with an investment in the Fund. Past performance is not, however, an indication as to how the Fund may perform in the future.

THIS CHART SHOWS THE FUND'S TOTAL RETURN FOR EACH YEAR SINCE THE FUND COMMENCED OPERATIONS.


             COHEN & STEERS SPECIAL EQUITY FUND, INC.
                     ANNUAL TOTAL RETURNS


                      [PERFORMANCE CHART]



HIGHEST QUARTERLY RETURN DURING THIS PERIOD:                      24.82%
LOWEST QUARTERLY RETURN DURING THIS PERIOD:                     - 24.69%

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PAST YEAR AND THE PERIOD SINCE THE FUND COMMENCED OPERATIONS, AND COMPARES THESE RETURNS WITH THE PERFORMANCE OF THREE INDICES.

                          AVERAGE ANNUAL TOTAL RETURNS
                     (for periods ended December 31, 1998)

                                                                                                 SINCE
                                                                                1 YEAR        INCEPTION**
                                                                              -----------     -----------
Cohen & Steers Special Equity Fund.........................................       - 33.83%       - 3.85%
NAREIT All REIT Index*.....................................................       - 18.82%       - 0.91%'D'
Wilshire Real Estate Securities Index*.....................................       - 17.43%         0.23%'D'
S&P 500'r'*................................................................         28.58%        30.32%

------------
 * The NAREIT Index of All REITs is comprised of 210 real estate investment trusts. The Wilshire Real Estate Securities Index is comprised of 119 companies operating in the real estate industry and includes REITs. This Index does not include REITs with investments in health care facilities. The Fund invests in REITs with health care facilities. The Standard & Poor's 500 Composite Stock Index ('S&P 500') is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries. Performance figures include reinvestment of income dividends and capital gains distributions. You should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment.

'D' The NAREIT All REIT Index (prior to January 4, 1999) and the Wilshire Real
    Estate Securities Index are published monthly. Returns are calculated from April 30, 1997, the date nearest the Fund's inception for which comparable performance data exists.

**  The inception date was May 8, 1997.

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FEES AND EXPENSES OF THE FUND

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU COULD PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment):
Sales load imposed on purchases...........................................   None
Sales load imposed on reinvestment of dividends...........................   None
Deferred sales load.......................................................   None
Redemption charge (as a percentage of redemption proceeds)................   2.0% during
                                                                             the first year;
                                                                             0% thereafter
ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted
  from Fund assets):
Management Fee............................................................        0.90%
Other Operating Expenses..................................................        0.41%
                                                                                 -----
Total Annual Fund Operating Expenses......................................        1.31%
                                                                                 -----
                                                                                 -----

------------
* This table uses actual 1998 expense amounts which were 1.31% of average net assets for the year before expense reductions from directed brokerage arrangement. Operating expenses net of expense reductions from directed brokerage arrangement were 1.28%. The investment adviser has directed certain portfolio transactions to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $35,057 under these arrangements. Although the Fund did not pay these expenses directly, this amount has been added to the Fund's 'Other Expenses' in accordance with disclosure regulations. Had these costs not been reflected in the table, the Fund's total operating expenses would have been 1.31%. The Management of the Fund believes these arrangements benefit the Fund and the Fund's shareholders and intends to continue such arrangements in the current year.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                         ------    -------    -------    --------
Assuming redemption at the end of period..............................    $337      $ 408      $ 692      $1,451
Assuming no redemption at the end of the period.......................     133        408        692       1,451

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

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES
AND RELATED RISKS
--------------------------------------------------------------------------------

OBJECTIVE

The investment objective of Cohen & Steers Special Equity Fund, Inc. (the 'Fund') is maximum capital appreciation over the long-term through investment primarily in real estate oriented companies. The Fund selects investments based upon the potential for long-term capital appreciation; current income is incidental to the Fund's investment objective. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of a limited number of companies which:

 engage in business in the real estate industry or related industries;

 own significant real estate assets; and

 are believed by the investment adviser to be undervalued.

The Fund may also invest up to 35% of its total assets in equity securities of domestic or foreign companies engaged in any business.


--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

In making investment decisions on behalf of the Fund, the investment adviser relies on a fundamental analysis of each company. The investment adviser reviews each company's potential for success in light of the company's current financial condition, its industry position, and economic and market conditions. The investment adviser evaluates a number of factors, including growth potential, earnings estimates and the quality of management.

The following are the Fund's principal investment strategies. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's investments are contained in the Fund's Statement of Additional Information ('SAI').

Real Estate Oriented Companies

For purposes of the Fund's investment policies, a real estate oriented company is one that:

 derives at least 50% of its gross revenues or net profits from the ownership, construction, financing, management, operation, sales or development of real estate or from the extraction of timber or minerals from real estate owned or leased by the company either as a lessor or as a lessee under a lease granting the designated development or extraction rights, or from businesses which have a clear relationship to the ownership, management, use, operation, or development of real estate or appurtenances to real estate; or

 At least 50% of the company's intrinsic value, as determined by the investment adviser, is attributable to the value of real estate owned or leased by the company either as lessor or as lessee, to the value of timber or minerals on such real estate, or to the value of the stream of fees or revenues to be derived from the management or operation of real estate or to the rights to extract timber or minerals from real estate.

The Fund will invest at least 65% of its assets in companies such as:

 real estate investment trusts;

 manufacturers and distributors of construction materials, equipment and building supplies;

 financial institutions which make or service mortgages on real estate;

 hotel and hotel management companies;

 retail chains;

 railroads; and

 lumber, paper, forest product, timber, mining and oil companies as well as other similar types

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

 of companies which have a clear relationship to real estate or the real estate industry.

A company which is engaged in one or more businesses outside the real estate industry will be considered to be in the real estate industry for purposes of evaluating compliance with the Fund's investment objective if it satisfies one of the above tests.

Concentration

In keeping with its investment objective, the Fund will concentrate more than 25% of its net assets in securities of issuers in real estate or related industries. With regard to issuers not in the real estate or related industries, the Fund will invest less than 25% of its net assets in securities of issuers in any one industry. As described in the prior section, the Fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of its investment objective and its policy on industry concentration. This concentration policy will not limit the Fund's purchase of obligations issued by the U.S. government and its agencies or instrumentalities, or cash equivalents (which will not be used to concentrate investments in a single industry other than real estate).

Equity Securities

Equity securities in which the Fund may invest include common stock, preferred stock, convertible preferred stock, convertible bonds and warrants.

Real Estate Investment Trusts

The Fund may invest without limit in shares of real estate investment trusts ('REITs'). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

Types of REITs. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid
REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Restricted and Illiquid Securities

The Fund will not invest more than 15% of its net assets in illiquid securities. A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value.

Securities that may be resold without registration pursuant to Rule 144A may be treated as liquid for these purposes, subject to the supervision and oversight of, and in accordance with guidelines established by, the Board of Directors who will determine whether there is a readily available market for such securities. Illiquid securities may include securities issued by certain REITs or other real estate companies that are not listed on a major stock exchange, options sold in the over-the-counter market, and forward foreign currency contracts which are not exchange traded.

Restricted or non-registered securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The investment adviser will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among other things, the following factors:

 the frequency of trades and quotes for the security;

 the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

 dealer undertakings to make a market in the security; and

 the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Foreign Securities

The Fund may invest up to 15% of its total assets in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depositary receipts for such securities.

Defensive Position

When the Fund's investment adviser believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in high-grade debt securities without regard to whether the issuer is a real estate company. When and to the extent the Fund assumes a temporary defensive position, it may not pursue or achieve its investment objective.

--------------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because prices of equity securities fluctuate from day to day, the value of the Fund's portfolio and the Fund's price per share will vary based upon general market conditions.

General Risks of Securities Linked to the
Real Estate Market

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of its policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

 declines in the value of real estate;

 risks related to general and local economic conditions;

 possible lack of availability of mortgage funds;

 overbuilding;

 extended vacancies of properties;

 increased competition;

 increases in property taxes and operating expenses;

 changes in zoning laws;

 losses due to costs resulting from the clean-up of environmental problems;

 liability to third parties for damages resulting from environmental problems;

 casualty or condemnation losses;

 limitations on rents;

 changes in neighborhood values and the appeal of properties to tenants; and

 changes in interest rates;

Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large-capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than large-capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

Risks of Investment in Foreign Securities

The Fund may be subject to additional investment risks for foreign securities that are different in some respects from those incurred by investments in securities of domestic issuers. Such risks include currency risks, future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such securities. There can be no assurance that such laws will not become applicable to certain of the Fund's investments. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Year 2000

Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize '00' as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Fund could be adversely impacted if the computer systems used by the investment adviser and other service providers have not been converted to meet the requirements of the new century. The Fund's investment adviser has evaluated its internal systems and expects them to be fully capable to handle the change of millennium. The investment adviser is monitoring on an ongoing basis the progress of the Fund's service providers to convert their systems to comply with the requirements of Year 2000. The investment adviser currently has no reason to believe that these service providers will not be fully and timely compliant. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Fund to enter into agreements with new service providers or to make other arrangements.

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving its investment objective. Although the Fund cannot accurately predict its portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the investment adviser, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See 'Tax Considerations.'

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

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
THE INVESTMENT ADVISER

Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Board of Directors of the Fund. Cohen & Steers Capital Management, Inc., a registered investment adviser, was formed in 1986 and is the leading U.S. manager of portfolios dedicated to investments in REITs. Its current clients include pension plans, endowment funds and mutual funds, including Cohen & Steers Realty Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Realty Shares, Inc., and Cohen & Steers Special Equity Fund, Inc., which are open-end investment companies. All of Cohen & Steers' client accounts are invested principally in real estate securities.

Under its Investment Advisory Agreement with the Fund, the investment adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The investment adviser performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers, or employees of the investment adviser. Under the Advisory Agreement, the investment adviser pays all employee costs and other ordinary operating costs of the Fund. Excluded from ordinary operating costs are interest charges, taxes, brokerage fees, extraordinary legal and accounting fees and expenses and other extraordinary expenses.

The investment adviser also selects brokers and dealers to execute the Fund's portfolio transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the investment adviser may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions on behalf of the Fund.

For its services under the Advisory Agreement, and for paying the ordinary operating expenses of the Fund, the Fund pays the investment adviser a monthly management fee at the annual rate of 0.90% of the average daily net asset value of the Fund. This fee is higher than that incurred by most other investment companies.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

The Fund's portfolio managers, who have managed the Fund since its inception, are:

 Martin Cohen -- Mr. Cohen is a Director, President and Treasurer of the Fund. He is, and has been since their inception, President of Cohen & Steers Capital Management, Inc., the Fund's investment adviser, and Vice President of Cohen & Steers Securities, Inc., the Fund's distributor.

 Robert H. Steers -- Mr. Steers is a Director, Chairman and Secretary of the Fund. He is, and has been since their inception, Chairman of Cohen & Steers Capital Management, Inc., the Fund's investment adviser, and President of Cohen & Steers Securities, Inc., the Fund's distributor.

 Joseph M. Harvey -- Mr. Harvey joined Cohen & Steers in 1992 and currently serves as Senior Vice President and Director of Investment Research for Cohen & Steers Capital Management, Inc.

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

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PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------
PRICING OF SHARES

The price at which you can purchase and redeem the Fund's shares is the net asset value of the shares next determined after we receive your order in proper form, less any applicable redemption charge. We calculate our net asset value per share as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading. We determine net asset value per share by adding the market value of all securities and other assets in the Fund's portfolio, subtracting the Fund's liabilities, and dividing by the total number of shares of the Fund then outstanding.

--------------------------------------------------------------------------------
PURCHASE MINIMUMS

You may open an account with the Fund with a minimum investment of $10,000. (We are authorized to waive these minimums for particular investors.) Additional investments must be at least $500 or, if as a result of redemption the value of your account is less than $10,000, the minimum additional investment is the greater of $500 or the amount necessary to increase the value of your account to $10,000. We are free to reject any purchase order.

You may invest in the Fund through accounts with certain brokers, in which case your broker may charge you a transaction fee when you purchase or redeem shares. Brokers are free to increase or decrease the investment minimums, except that the minimum for initial investments may not be reduced below $2,000.

--------------------------------------------------------------------------------
FORM OF PAYMENT

We will accept payment for shares in two forms:

1. A check drawn on any bank or domestic savings institution. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value.

2. A bank wire or Federal Reserve Wire of federal funds.

--------------------------------------------------------------------------------
PURCHASES OF SHARES

Initial Purchase By Wire
1. Telephone toll free from any continental state: (800) 437-9912. When you contact the transfer agent, you will need the following information:

 name of the Fund;

 name(s) in which shares are to be registered;

 address;

 social security or tax identification number (where applicable);

 dividend payment election;

 amount to be wired;

 name of the wiring bank; and

 name and telephone number of the person to be contacted in connection with the order.

The transfer agent will assign you an account number and a wire reference control number.

2. Instruct the wiring bank to transmit at least the required minimum amount (see 'Purchase Minimums' above) to the custodian:

   The Chase Manhattan Bank
   One Chase Manhattan Plaza
   New York, NY 10081-1000
   ABA # 021000021
   Account: DDA # 910-2-733012
   Attn: Cohen & Steers Special Equity Fund, Inc.
   For further credit to: (Account name)
   Account Number:
   Wire Reference Control #:

3. Complete the Subscription Agreement attached to the end of this Prospectus. Mail the Subscription Agreement to the transfer agent:

   Chase Global Funds Services Company
   P.O. Box 2798
   Boston, MA 02208-2798

Initial Purchase By Mail

1. Complete the Subscription Agreement included at the end of this Prospectus.

2. Mail the Subscription Agreement and a check in at least the required minimum amount (see 'Purchase Minimums' above), payable to the Fund, to the transfer agent at the above address.

Additional Purchases By Wire

1. Telephone toll free from any continental state: (800) 437-9912. When you contact the transfer agent, you will need the following information:

 name of the Fund;

 account number;

 amount to be wired;

 name of the wiring bank; and

 name and telephone number of the person to be contacted in connection with the order.

The transfer agent will assign you a wire reference control number.

2. Instruct the wiring bank to transmit at least the required minimum amount (see 'Purchase Minimums' above) in federal funds to the custodian:

   The Chase Manhattan Bank
   One Chase Manhattan Plaza
   New York, NY 10081-1000
   ABA # 021000021
   Account: DDA # 910-2-733012
   Attn: Cohen & Steers Special Equity Fund, Inc.
   For further credit to: (Account Name)
   Account Number:
   Wire Reference Control #:

Additional Purchases By Mail

1. Make a check payable to the Fund in at least the required minimum amount (see 'Purchase Minimums' above). Write your Fund account number on the check.

2. Mail the check and the detachable stub from the Statement of Account (or a letter providing your account number) to the transfer agent at the address set forth above.

--------------------------------------------------------------------------------
EXCHANGE PRIVILEGE

You may exchange some or all of your Fund shares for shares of the other mutual funds managed by Cohen & Steers, or for shares of Cohen & Steers Vista Cash Management Fund, subject to any applicable initial sales charges or redemption charges. If you acquire shares of other Cohen & Steers funds by purchase (rather than by exchange of Fund shares), you may exchange those shares for Fund shares, subject to any applicable contingent deferred sales charges.

An exchange of shares may result in your realizing a taxable gain or loss for income tax purposes. See 'Tax Considerations.' The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Before you exercise the exchange privilege, you should read the prospectus of the fund whose shares you are acquiring. Your broker may limit or prohibit your right to use the exchange privilege.

There is no charge for the exchange privilege (although your broker may impose a transaction fee). We may limit or terminate your exchange privilege if you make exchanges more than four times a year. WE MAY MODIFY OR REVOKE THE EXCHANGE PRIVILEGE FOR ALL SHAREHOLDERS UPON 60 DAYS PRIOR WRITTEN NOTICE. For additional information concerning exchanges, or to make an exchange, please call the transfer agent at (800) 437-9912.

--------------------------------------------------------------------------------
REDEMPTIONS OF SHARES

You may redeem your shares by telephone or through the transfer agent.

Redemption By Telephone

To redeem shares by telephone, call the Fund's transfer agent at (800) 437-9912. In order to be honored at that day's price, we must receive any telephone redemption requests by 4:00 p.m., Eastern time. If we receive your telephone redemption request after 4:00 p.m., Eastern time, your redemption request will be honored at the next day's price.

If you would like to change your telephone redemption instructions, you must send the transfer agent written notification signed by all of the account's registered owners, accompanied by signature guarantee(s), as described below.

We may modify or suspend telephone redemption privileges without notice during periods of drastic economic or market changes. WE MAY MODIFY OR TERMINATE THE TELEPHONE REDEMPTION PRIVILEGE AT ANY TIME ON 30 DAYS NOTICE TO SHAREHOLDERS.

Redemption By Mail

You can redeem Fund shares by sending a written request for redemption to the transfer agent:

   Chase Global Funds Services Company
   P.O. Box 2798
   Boston, Massachusetts 02208-2798
   Attn: Cohen & Steers Special Equity Fund, Inc.

A written redemption request must:

 state the number of shares or dollar amount to be redeemed;

 identify the account number and tax identification number; and

 be signed by each registered owner exactly as the shares are registered.

If the shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to the transfer agent together with a redemption request.

Other Redemption Information

Payment of Redemption Proceeds. The Fund will send you the proceeds by check. If you made the election to receive redemption proceeds by wire on the Subscription Agreement, the Fund will send you the proceeds by wire to your designated bank account. When proceeds of a redemption are to be paid to someone other than the shareholder, either by wire or check, you must send a letter of instruction and the signature(s) on the letter of instruction must be guaranteed, as described below, regardless of the amount of the redemption. The transfer agent will normally mail checks for redemption proceeds within five business days. Redemptions by wire will normally be sent within two business days. The Fund will delay the payment of redemption proceeds, however, if your check used to pay for the shares to be redeemed has not cleared, which may take up to 15 days or more.

The Fund will pay redemption proceeds in cash, by check or wire, unless the Board of Directors believes that economic conditions exist which make redeeming in cash detrimental to the best interests of the Fund. In the unlikely event that this were to occur, all or a portion of your redemption proceeds would consist of readily marketable portfolio securities of the Fund transferred into your name. You would then incur brokerage costs in converting the securities to cash.

Signature Guarantees. The guarantor of a signature must be a trust company or national bank, a member bank of the Federal Reserve System, a member firm of a national securities exchange or any other guarantor approved by the Fund's transfer agent. For redemptions made by corporations, executors, administrators or guardians, the transfer agent may require additional supporting documents evidencing the authority of the person making the redemption (including evidence of appointment or incumbency). For additional information regarding the specific documentation required, contact the transfer agent at (800) 437-9912. The transfer agent will not consider your redemption request to be properly made until it receives all required documents in proper form.

Redemption of Small Accounts. If your Fund account has a value of $2,000 or less as the result of voluntary redemption, we may redeem your remaining shares. We will, however, give you 30 days notice of our intention to do so. During this 30-day notice period, you can make additional investments to avoid the forced liquidation of your account.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

The Fund will declare and pay dividends from its investment income semi-annually. The Fund intends to distribute net realized capital gains, if any, at least once each year, normally in December. The transfer agent will automatically reinvest your dividends and distributions in additional shares of the Fund unless you elected on your Subscription Agreement to have them paid to you in cash.

--------------------------------------------------------------------------------
TAX CONSIDERATIONS

The following brief tax discussion assumes you are a U.S. shareholder. In the SAI we have provided more detailed information regarding the tax consequences of investing in the Fund.

Dividends paid to you out of the Fund's 'investment company taxable income' (which includes dividends the Fund receives on REIT shares, interest income, and net short-term capital gains) will be taxable to you as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. A distribution of an amount in excess of the Fund's earnings is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distributions in excess of your tax basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Each year, we will notify you of the tax status of dividends and other distributions.

If you redeem your Fund shares, or exchange them for shares of another Cohen & Steers fund, you may realize a capital gain or loss which will be long-term or short-term, depending on your holding period for the shares.

We may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable if you:

 fail to provide us with your correct tax payer identification number;

 fail to make required certifications; or

 have been notified by the IRS that you are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, are included in the current annual report, which is available free of charge upon request.


                                                                                          FOR PERIOD
                                                                  FOR THE YEAR          MAY 8, 1997'D'
                                                                      ENDED                THROUGH
PER SHARE OPERATING PERFORMANCE                                 DECEMBER 31, 1998     DECEMBER 31, 1997
-------------------------------                                 -----------------     ------------------
Net asset value, beginning of period........................         $ 32.25               $  25.00
Income from investment operations
    Net investment income...................................            0.53                   0.31
    Net realized and unrealized gains/losses on
      investments...........................................          (11.39)                  9.92
                                                                     -------               --------
        Total from investment operations....................          (10.86)                 10.23
                                                                     -------               --------
Less dividends and distributions to shareholders from:
    Net investment income...................................           (0.34)                 (0.27)
    Net realized gain on investments........................              --                  (2.59)
    Tax return of capital...................................           (0.17)                 (0.12)
                                                                     -------               --------
        Total dividends and distributions to shareholders...           (0.51)                 (2.98)
                                                                     -------               --------
Net asset value, end of period..............................         $ 20.88               $  32.25
                                                                     -------               --------
                                                                     -------               --------
--------------------------------------------------------------------------------------------------------
Total investment return.....................................         - 33.83%                 41.68%(1)
                                                                     -------               --------
                                                                     -------               --------
--------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
    Net assets, end of period
      (in millions).........................................         $55.159               $135.934
                                                                     -------               --------
                                                                     -------               --------
    Ratio of expenses to average daily net assets (before
      expense reduction)....................................            1.31%                  1.35%(2)
                                                                     -------               --------
                                                                     -------               --------
    Ratio of expenses to average daily net assets (net of
      expense reduction)....................................            1.28%                  1.35%(2)
                                                                     -------               --------
                                                                     -------               --------
    Ratio of net investment income to average daily net
      assets (before expense reduction).....................            1.68%                  1.73%(2)
                                                                     -------               --------
                                                                     -------               --------
    Ratio of net investment income to average daily net
      assets (net of expense reduction).....................            1.71%                  1.73%(2)
                                                                     -------               --------
                                                                     -------               --------
    Portfolio turnover rate.................................          112.32%                 96.68%
                                                                     -------               --------
                                                                     -------               --------

------------

'D' Commencement of Operations.
(1) Not Annualized.
(2) Annualized.

--------------------------------------------------------------------------------
 COHEN & STEERS SPECIAL EQUITY FUND, INC.
                                                  SUBSCRIPTION AGREEMENT

--------------------------------------------------------------------------------

 1  ACCOUNT TYPE (Please print; indicate only one registration type)
[ ] INDIVIDUAL OR JOINT ACCOUNT

           __________________________________________________________       _ _ _  - _ _ - _ _ _ _
           Name                                                             Social Security Number

           __________________________________________________________
           Name of Joint Registrant, if any
           (For joint registrations, the account registrants will be joint tenants with the right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.)

[ ]        TRUST [ ] CORPORATION [ ] PARTNERSHIP [ ] OTHER ENTITY

           __________________________________________________________      __ - _ _ _ _ _ _ _ _ _ _
           Name of Entity                                                  Tax Identification Number

           __________________________________________________________      ______________________________________________________
           Name of Trust Agreement (if applicable)                         Date of Trust Agreement (if applicable)

[ ]        UNIFORM GIFT TO MINORS, OR    [ ]  UNIFORM TRANSFER TO MINORS (where allowed by Law)

           __________________________________________________________      Under the ____________________ (state of residence
           Name of Adult Custodian (only one permitted)                    of minor) Uniform Gifts/Transfer to Minor's Act

           __________________________________________________________      _ _ _ - _ _ - _ _ _ _
           Name of Minor (only one permitted)                              Minor's Social Security Number

------------------------------------------------------------------------------------------------------------------
 2  MAILING ADDRESS

                                                                           (              )
          __________________________________________________________       _____________________________
           Street or P.O. Box                                              Home Telephone Number

                                                                           (              )
          __________________________________________________________       _____________________________
           City and State                                  Zip Code        Business Telephone Number

------------------------------------------------------------------------------------------------------------------
 3  INVESTMENT INFORMATION

           $_________________  Amount to invest ($10,000 minimum investment). Do not send cash. Investment will be paid for by
           (please check one):
             [ ] Check or draft made payable to 'Cohen & Steers Special Equity Fund, Inc.'

             [ ] Wire through the Federal Reserve System.* _____________________________________
                                                              Wire Reference Control Number

           * Call (800) 437-9912 to notify the Fund of investments by wire and to obtain a Wire Reference Control Number.
           See the PURCHASE OF SHARES section of the Prospectus for wire instructions.

------------------------------------------------------------------------------------------------------------------
 4  EXCHANGE PRIVILEGES

           Exchange privileges will be automatically granted unless you check the box below. Shareholders wishing to exchange into other Cohen & Steers Funds should consult the EXCHANGE PRIVILEGE section of the Prospectus.
           (Note: If shares are being purchased through a dealer, please contact your dealer for availability of this service.)

             [ ] I decline the exchange privilege.

                                            PLEASE CONTINUE APPLICATION ON REVERSE SIDE.

------------------------------------------------------------------------------------------------------------------
 5  REDEMPTION PRIVILEGES

           Shareholders may select the following redemption privileges by checking the box(es) below. See REDEMPTION OF
           SHARES section of the Prospectus for further details. Redemption privileges will be automatically declined for boxes not checked.

             [ ] I authorize the Transfer Agent to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus.

             [ ] I wish to have redemption proceeds paid by wire (please complete Section 7).

------------------------------------------------------------------------------------------------------------------
 6  DISTRIBUTION OPTIONS

           Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

           Dividends          [ ] Reinvest.        [ ] Pay in cash.

           Capital Gains      [ ] Reinvest.        [ ] Pay in cash.

           [ ] I wish to have my distributions paid by wire (please complete Section 7).

------------------------------------------------------------------------------------------------------------------
 7  BANK OF RECORD (FOR WIRE INSTRUCTIONS)

           PLEASE ATTACH A VOIDED CHECK FROM YOUR BANK ACCOUNT.

           __________________________________________________________      _______________________________________________________
           Bank Name                                                       Bank ABA Number


           __________________________________________________________      _______________________________________________________
           Street or P.O. Box                                              Bank Account Number


           __________________________________________________________      _______________________________________________________
           City and State                                 Zip Code         Account Name

---------------------------------------------------------------------------------------------------------------------------------
 8  SIGNATURE AND TAXPAYER CERTIFICATION

           By signing this form, the Investor represents and warrants that: (a) the Investor has the full right, power and authority to invest in the Fund; and (b) the Investor has received a current prospectus of the Fund and agrees to be bound by its terms. Persons signing as representatives or fiduciaries of corporations, partnerships, trusts or other organizations are required to furnish corporate resolutions or similar documents providing evidence that they are authorized to effect securities transactions on behalf of the Investor (alternatively, the secretary or designated officer of the organization may certify the authority of the persons signing on the space provided below). In addition, signatures of representatives or fiduciaries of corporations and other entities must be accompanied by a signature guarantee by a commercial bank that is a member of the Federal
           Deposit Insurance Corporation, a trust company or a member of a national securities exchange.

           PLEASE CHECK ONE:

           [ ] U.S. CITIZEN/TAXPAYER

           UNDER THE PENALTIES OF PERJURY, THE UNDERSIGNED CERTIFIES THAT: (1) THE TAXPAYER IDENTIFICATION NUMBER PROVIDED
           IS CORRECT, AND (2) I/WE ARE NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I/WE ARE EXEMPT FROM BACKUP
           WITHHOLDING, OR (B) I/WE HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ('IRS') THAT I/WE ARE SUBJECT
           TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED
           ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. NOTE: IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE
           CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER-REPORTING INTEREST OF DIVIDENDS ON YOUR TAX RETURN,
           YOU MUST CROSS OUT ITEM 2 ABOVE.

           [ ] NON U.S. CITIZEN/TAXPAYER (FORM W-8 ATTACHED)

           INDICATE COUNTRY OF RESIDENCE FOR TAX PURPOSES _______________________________

           UNDER PENALTY OF PERJURY, I/WE CERTIFY THAT I/WE ARE NOT U.S. CITIZENS AND I/WE ARE EXEMPT FOREIGN PERSONS AS
           DEFINED BY THE IRS. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
           CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

           I certify that (1) the information provided on this Subscription Agreement is true, correct and complete, (2) I have read the prospectus for the Fund and agree to the terms thereof, and (3) I am of legal age or an emancipated minor.


           x___________________________________      ____________   x____________________________________     _____________
           Signature (Owner, Trustee, Etc.)               Date      Signature (Joint Owner, Co-Trustee)            Date

                      Mail to: Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208

                                     [Logo]

--------------------------------------------------------------------------------
                TO OBTAIN ADDITIONAL INFORMATION ABOUT THE FUND

If you would like additional information about Cohen & Steers Special Equity Fund, Inc., the following documents are available to you without any charge, upon request:

 Annual/Semi-Annual Reports -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual report to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year.

 Statement of Additional Information -- Additional information about the Fund's structure and operations can be found in the Statement of Additional Information ('SAI'). The information presented in the Statement of Additional Information is incorporated by reference into the prospectus and is legally considered to be part of this prospectus.

To request a free copy of any of the materials described above, or to make any other inquiries, please contact us:

By telephone                        (800) 437-9912
By mail                             Cohen & Steers Special Equity Fund, Inc.
                                    c/o Chase Global Fund Services Company
                                    P.O. Box 2798
                                    Boston, Massachusetts 02208-2798
By e-mail                           jhellmuth@csreit.com
On the Internet                     http://www.cohenandsteers.com

Our prospectus and SAI may also be available from your broker or financial investment adviser. Reports and other information about the Fund (including the Fund's Statement of Additional Information) may also be obtained from the Securities and Exchange Commission:

 By going to the Commission's Public Reference Room in Washington, D.C. where you can review and copy the information. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

 By accessing the Commission's Internet site at http://www.sec.gov where you can view, download and print the information.

 By writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009 where, upon payment of a duplicating fee, copies of the information will be sent to you.

 SEC File No. 811-08059



                   757 THIRD AVENUE, NEW YORK, NEW YORK 10019




                              STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as.......................'r'
The dagger symbol shall be expressed as.....................................'D'